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Exhibit 32(b)

                  Certification of Periodic Financial Report by
                       Chief Financial Officer Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002
                             and 18 U.S.C. ss. 1350

     I, Vasan Thatham, Vice President and Chief Financial Officer of Frontline Communications Corp. (the "Company"), certify that:

   (1) The Company's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2003 (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                       /s/ Vasan Thatham
                                       ----------------------------------------
                                       Vasan Thatham
                                       Vice President and
                                       Chief Financial Officer
                                       Frontline Communications Corp.
                                       August 19, 2003

     A signed original of this written statement required by Section 906 has been provided to Frontline Communications Corp. and will be retained by Frontline Communications Corp. and furnished to the Securities and Exchange Commission or its staff upon request.